VANGUARD(R)
NEW JERSEY TAX-EXEMPT FUNDS

ANNUAL REPORT
NOVEMBER 30, 1999

[SHIP GRAPHIC]
[MEMBERS OF THE VANGUARD GROUP]

VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
VANGUARD NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND

DEAR SHAREHOLDERS:

TWO ROADS DIVERGED IN A WOOD, AND I--I TOOK THE ONE LESS TRAVELED BY, AND THAT HAS MADE ALL THE DIFFERENCE.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

   Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

   While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?

   While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

   BUT I HAVE PROMISES TO KEEP, AND MILES TO GO BEFORE I SLEEP, AND MILES TO GO BEFORE I SLEEP.

         You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

/S/
JCB
--------------------------------------------------------------------------------
CONTENTS

REPORT FROM THE CHAIRMAN .................1
THE MARKETS IN PERSPECTIVE ...............6
REPORT FROM THE ADVISER ..................8
PERFORMANCE SUMMARIES ...................10
FUND PROFILES ...........................12
FINANCIAL STATEMENTS ....................15
REPORT OF INDEPENDENT ACCOUNTANTS........30
--------------------------------------------------------------------------------

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REPORT FROM THE CHAIRMAN

[PHOTO OF JOHN J. BRENNAN]

Concerns about higher inflation took hold of the bond market during the early months of the Vanguard New Jersey Tax-Exempt Funds' 1999 fiscal year and never loosened their grip. The resulting decline in prices made the 12 months ended November 30 a difficult period for fixed-income investors. Our Insured Long-Term Tax-Exempt Fund registered a total return of -1.3%, which was better than that of its average peer, but just behind that of its unmanaged benchmark index. Our Tax-Exempt Money Market fund earned a total return of 2.9%, a bit better than the 2.5% return of the average New Jersey tax-exempt money market fund.

--------------------------------------------------------------
                                              TOTAL RETURNS
                                            FISCAL YEAR ENDED
                                            NOVEMBER 30, 1999
--------------------------------------------------------------
VANGUARD NEW JERSEY TAX-EXEMPT
  MONEY MARKET FUND                                 2.9%
  (SEC 7-Day Annualized Yield: 3.34%)
Average New Jersey Tax-Exempt
  Money Market Fund*                                2.5
--------------------------------------------------------------
VANGUARD NEW JERSEY INSURED
  LONG-TERM TAX-EXEMPT FUND                        -1.3%
Average New Jersey Municipal
  Debt Fund*                                       -3.4
--------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The table at right presents each fund's 12-month return along with those of our average mutual fund competitors. The total return (capital change plus reinvested dividends) of our Insured Long-Term Tax-Exempt Fund is based on a decrease in net asset value from $11.98 per share on November 30, 1998, to $11.19 per share on November 30, 1999, and is adjusted for dividends totaling $0.59 per share paid from net investment income and a distribution of $0.052 per share paid from net realized capital gains. The Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed. At the end of the fiscal year, the Insured Long-Term Fund's yield was 5.07%, up from 4.26% a year earlier; the Money Market Fund's yield was 3.34%, up from 2.92%.

     For New Jersey residents, income earned by our funds is exempt from federal and New Jersey state income taxes, but may be subject to local taxes and to the alternative minimum tax.

FINANCIAL MARKETS IN REVIEW

The 12 months ended November 30 featured plenty of positive economic news, as well as a good deal of apprehension over how long the good times can last without touching off higher inflation. The U.S. economy expanded at an inflation-adjusted rate of 4.3% from the third quarter of 1998 to the third quarter of 1999, the nation's unemployment rate hovered near record-low levels, and inflation barely stirred.

     However, the nagging concern that inflation would soon accelerate resulted in a steady rise in interest rates during the fiscal year. The rate increase merely restrained the stock market, which managed an impressive advance, but dealt a heavy blow to bond prices, which suffered their worst year since 1994. The Federal Reserve Board went along with the uptrend in interest rates, hiking its target for short-term interest rates by 25 basis points on three separate occasions in an attempt to head off inflation it believes could result from strong growth and tight labor markets.

     Technology companies propelled the U.S. stock market higher, and the Standard & Poor's 500 Index, which is dominated by large-capitalization stocks, returned 20.9%--the
                                       1

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index's  fifth  straight year of returns  higher than 20%. The broad market,  as represented by the Wilshire 5000 Total Market Index, advanced an even higher 22.4%, but a large portion of the gain was concentrated in a relatively small number of stocks. Many value-oriented stocks were left far behind.

     The yield of the 30-year U.S. Treasury bond ended the fiscal year at 6.29%, up 123 basis points (1.23 percentage points) from its starting point of 5.06% on November 30, 1998. The yield of 3-month U.S. Treasury bills climbed to 5.30% on balance, from 4.48%. Yields of high-quality, long-term municipal bonds climbed nearly a full percentage point, from 4.89% when the period began to 5.87% on November 30, 1999. Yields of top-grade (MIG-1) 3-month notes rose from 2.95% to 3.80%.

     The Lehman Brothers 10 Year Municipal Bond Index, a good measure of the long-term municipal market, recorded a return of -0.4% during our fiscal year. Long-term bonds suffer more when interest rates are rising, just as they benefit more from a decline in interest rates.

     Municipal bonds performed well early in the 1999 fiscal year as new issuance dropped off from 1998's near-record levels and yields remained high relative to Treasuries. But their relative performance faltered later in the period because many investors were attracted to corporate bonds.

     At the end of the fiscal year, the spread between yields of long-term Treasuries and long-term munis stood at just 42 basis points (0.42 percentage point). This is an extremely narrow gap, given that the income from Treasuries is subject to federal income taxes (but not state taxes), while income from a state-specific municipal bond fund is fully exempt from federal and state taxes. On November 30, the yield of a top-quality, long-term municipal bond was equal to about 93% of the yield of the 30-year U.S. Treasury bond. Historically, the ratio has been about 84%.

FISCAL 1999 PERFORMANCE OVERVIEW

The -1.3% return of the Vanguard New Jersey Insured Long-Term Tax-Exempt Fund topped the -3.4% return of the average New Jersey municipal bond fund, which has lower average credit quality than our fund but a similar average maturity. Our return, however, was just behind the -1.1% return of the unmanaged Lehman Municipal Bond Index. Though our fund earned an income return of 4.9%, a price decline of -6.2% engendered by the rise in interest rates pulled our total return into negative territory for the year. (The Performance Summary on page 11 presents a breakdown of the fund's returns into their income and capital components dating to the fund's inception.) Our performance advantage over our average peer was primarily the result of our lower costs. The Lehman index, which includes municipal bonds from across the country, is a notoriously tough competitor because it does not incur the "real world" operating expenses and transaction costs that all mutual funds must bear.

     The Tax-Exempt Money Market Fund provided a total return of 2.9%, outpacing the 2.5% return of its average peer.

     Though the rise in interest rates during the past 12 months was to blame for the poor bond returns, a slide in rates just oneyear ago provided a boost to bond prices and returns. The simple lesson is that interest rates rise and fall, sometimes gradually and sometimes sharply. All bond investors should know that over long periods, the ups and downs in interest rates tend to offset each other, leaving a bond fund's interest income as the chief source of return. And considering that interest paid on munis today is considerably higher than a year ago, it would seem that tax-exempt securities have become more attractive. At a yield of about 5.1% compounded annually, money doubles in a little more than 14 years, or more than two years sooner than at a 4.3% yield.

THE MUNICIPAL BOND TAX ADVANTAGE

For New Jersey residents, the income earned by our funds is exempt from federal, state, and, in most cases, local taxes. At current yields, investors in long-term municipal bonds who are taxed at the highest marginal tax rate (39.6%) can earn an astounding 55% more after-tax income than they could in comparable long-term U.S. Treasury bonds. Short-term municipal securities also offer an advantage over taxable investments with similar maturities. On November 30, the yield of MIG-1 notes was almost 20% higher than the after-tax yield of 90-day U.S. Treasury bills. For New Jersey taxpayers subject to the highest tax rates, a yield of 5.9% on a tax-exempt long-term bond is the equivalent of a 9.8% taxable yield. For a tax-exempt short-term yield of 3.8%, the taxable equivalent is 6.3%.

     These remarkable advantages are illustrated in the table below, which compares the annual net income earned on U.S. Treasury and tax-exempt securities as of November 30, 1999, assuming a $100,000 investment.

--------------------------------------------------------------------------------
                                                 ILLUSTRATION OF INCOME FROM
                                             A HYPOTHETICAL $100,000 INVESTMENT
                                             -----------------------------------
                                             SHORT-TERM                LONG-TERM
--------------------------------------------------------------------------------
Taxable gross income                          $5,300                    $6,300
Less taxes (39.6%)                            (2,100)                   (2,500)
Net after-tax income                           3,200                     3,800
--------------------------------------------------------------------------------
Tax-exempt income                             $3,800                    $5,900
Tax-exempt income advantage                   $  600                    $2,100
Percentage advantage                             19%                       55%
--------------------------------------------------------------------------------
This illustration assumes current yields (as of November 30, 1999) of 6.3% for long-term U.S. Treasury bonds, 5.3% for U.S. Treasury bills, 5.9% for long-term municipals, and 3.8% for short-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 39.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

     There is an important distinction between state-specific municipal bond funds and U.S. Treasury bonds. Treasury securities are backed by the full faith and credit of the U.S. government and therefore have unmatched credit quality. Also, municipal bond funds that confine their investments to a single state lack the diversification that comes from spreading investments among various states, which may be subject to different economic conditions and different risks. Private insurance on the bonds in our Long-Term Tax-Exempt Fund, however, helps to reduce these additional credit risks. Though the insurance does not provide protection against fluctuations in the fund's value, it guarantees full payment of interest and principal for our bond holdings.

     This insurance, however, is not generally available for short-term securities. As a result, our investment adviser, Vanguard's Fixed Income Group, is responsible for preserving the principal value of the Tax-Exempt Money Market Fund. Money market mutual funds are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.

LONG-TERM PERFORMANCE OVERVIEW

An annual review of any mutual fund should be accompanied by an examination of the fund's longer-term record. The table on page 4 compares the performance of our funds over the past decade with those of their average peer mutual funds. It also presents the current value of hypothetical $10,000 investments made ten years ago. As you can see, the Vanguard New Jersey Tax-Exempt Funds have established fine records versus their competitors over the decade. Our advantage over this period has amounted, in the case of the Insured Long-Term Fund, to $1,133, or about 11% of the original investment.

--------------------------------------------------------------------------------------
                                          TOTAL RETURNS
                                  TEN YEARS ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------------
                             AVERAGE                       FINAL VALUE OF
                              ANNUAL                          A $10,000
                              RETURN                      INITIAL INVESTMENT*
                      ----------------------     -------------------------------------
                                    AVERAGE                     AVERAGE
NEW JERSEY            VANGUARD     COMPETING     VANGUARD      COMPETING     VANGUARD
TAX-EXEMPT             FUND           FUND         FUND          FUND          FUND
--------------------------------------------------------------------------------------
Money Market           3.4%           3.2%       $14,014        $13,655      $  359
Insured Long-Term      6.9            6.2         19,405         18,272       1,133
--------------------------------------------------------------------------------------

*Assuming reinvestment of all income dividends and capital gains distributions.

     A large part of our performance edge versus competitors over nearly a decade can be explained by the same factor that explained our outperformance during the 1999 fiscal year: cost. Our funds have expense ratios (annual expenses as a percentage of average net assets) of about 0.20%--far below the 1.01% charged by the average long-term New Jersey tax-exempt fund and the 0.65% charged by the average New Jersey tax-exempt money market fund. Because fund operating costs are deducted directly from the income earned by a bond fund, our funds have a significant edge in their quest to provide returns that are superior to those of similar funds. The combination of our cost advantage and skillful management by Vanguard's Fixed Income Group has benefited our shareholders over the past decade, and we expect it to continue to do so in the future.

IN SUMMARY

During a period when the stock market seems invulnerable, it's easy to overlook the merits of bonds. However, bond funds must not be judged by how well their returns stack up against those of stock funds in a particular period, but by what they can add to a balanced investment program, namely, current income and relative stability. The Vanguard New Jersey Tax-Exempt Funds can provide a high level of after-tax income, particularly for those in high income tax brackets, and especially compared with the income available from the stock market, whose average dividend yield is less than 1.5%. And because the performance of bonds often differs from that of equities, a commitment to bonds is a useful diversifier that can help smooth the sometimes-volatile returns of stocks.

     We advise investors to hold balanced portfolios of stock funds, bond funds, and short-term reserves in proportions suitable to their own investment goals, time horizon, and tolerance for risk. Once you have such a plan in place, we advise you to stick with it through good times and bad.

/s/
John J. Brennan
Chairman and Chief Executive Officer

December 23, 1999

--------------------------------------------------------------------------------
A NOTE OF THANKS TO OUR FOUNDER
--------------------------------------------------------------------------------
As you may have read on the inside cover of our report, our founder, John C. Bogle, is retiring December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

THE MARKETS IN PERSPECTIVE
YEAR ENDED NOVEMBER 30, 1999

Strong economic expansion sent global stock markets charging higher but dealt a blow to bond prices during the fiscal year ended November 30, 1999. The powerhouse U.S. economy led the global growth parade, joined by Asian, European, and Latin American economies that had slumped or stagnated in 1998.

     Interest rates rose sharply as investors and monetary policymakers grew increasingly worried that such strong economic growth would cause inflation to surge. Although the rise in rates caused bond prices to fall, it only tempered the stock market's advance.

U.S. STOCK MARKETS

Against the backdrop of a booming economy, U.S. companies reported solid increases in earnings during the fiscal year. The nation's economic output increased at an inflation-adjusted rate of 4.3%--a very rapid pace for such a large, mature economy. Consumer spending, which accounts for roughly two-thirds of economic activity, powered the expansion. Americans spent freely, encouraged by rising wealth from a long bull market, a hot job market, and climbing incomes.

-----------------------------------------------------------------
                                      AVERAGE ANNUAL RETURNS
                                  PERIODS ENDED NOVEMBER 30, 1999
                                  -------------------------------
                                    1 YEAR    3 YEARS  5 YEARS
-----------------------------------------------------------------
STOCKS
S&P 500 Index                        20.9%     24.3%    27.5%
Russell 2000 Index                   15.7      10.1     14.8
Wilshire 5000 Index                  22.4      22.6     25.6
MSCI EAFE Index                      21.4      12.3     11.4
-----------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index           0.0%      5.6%    8.0%
Lehman 10 Year Municipal Bond Index  -0.4       4.8     7.6
Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index          4.7       5.0     5.2
-----------------------------------------------------------------
OTHER
Consumer Price Index                  2.6%      2.0%    2.4%
-----------------------------------------------------------------

     The stock market, as measured by the Wilshire 5000 Index, gained 22.4% overall. For a change, mid-capitalization and small-cap stocks outpaced their large-cap brethren. The large-cap S&P 500 Index, which accounts for more than 75% of the U.S. stock market's total value, gained 20.9% during the year; the rest of the market (as measured by the Wilshire 4500 Index) gained 29.0%.

     Increasingly optimistic expectations for future corporate earnings more than offset the negative effects of rising interest rates during fiscal 1999. Higher rates often hurt stock prices because many investors use current rates to discount the value of a stock's projected earnings and dividends. The higher the interest rate, the more future earnings are discounted, and the less investors will pay for the stock now.

     Because of a remarkable surge in prices for technology stocks, growth stocks again outperformed value stocks during the past year. Within the S&P 500 Index, growth stocks--characterized by high prices in relation to earnings, book value, and dividends--recorded a 28.5% return, 16 percentage points above the 12.5% return for value stocks. The disparity was even greater in the small-cap segment of the market; growth stocks within the small-cap Russell 2000 Index gained 32.7%, while value stocks posted a -1.4% return.

     Technology stocks within the S&P 500 Index gained 66%. QUALCOMM posted an eye-popping 1,200% return, and a number of computer-related stocks doubled or tripled in price, including Sun Microsystems (+257%), Apple Computer (+206%), Oracle (+197%), Gateway (+172%), Texas Instruments (+152%), and Cisco Systems (+136%).

     Big gains for wireless telecommunications and cable-TV stocks powered the utilities category to an overall gain of nearly 28%. The producer-durables group, which includes some technology-related manufacturers as well as aircraft and equipment makers, gained 27%. Oil exploration and service firms in the "other energy" category posted a 26% return, assisted by a jump in prices for oil and natural gas.

     The year's worst-performing sector was consumer staples (down nearly -12%). This group suffered as severe price competition and a stronger dollar in Europe crimped profits for many food and beverage makers, and the specter of litigation costs caused tobacco stocks to slump. The auto & transportation group declined -2% overall, with airline stocks hurt by rising prices for jet fuel.

U.S. BOND MARKETS

Stock investors may cheer a fast-growing economy, but rapid growth tends to worry bond investors. Early in the fiscal year, inflation seemed dormant--plunging oil prices had taken commodity price indexes to the lowest point in a quarter-century. But as the world economy began hitting on all cylinders, the bond market feared that a minuscule U.S. unemployment rate, rising commodity prices, and capacity constraints would cause inflation to accelerate. Although oil prices were up nearly 150% during the fiscal year, the overall price level, as measured by the Consumer Price Index, increased by a moderate 2.6%.

     The Federal Reserve Board, anticipating price pressures, abandoned its bias toward easier monetary policy, and by mid-year was boosting interest rates to try to throttle back the economic engines. The bond market was ahead of the Fed--interest rates began rising sharply in February. By fiscal year-end, the yield of 30-year U.S. Treasury bonds had risen 1.23 percentage points (123 basis points) to 6.29%. The 10-year Treasury note's yield rose 148 basis points, from 4.71% to 6.19%. The rise in short-term rates was more restrained; 3-month Treasury bill yields were up 82 basis points to 5.30% at fiscal year-end.

     Bond prices fall when interest rates rise, and long-term bond prices are most sensitive to changing rates. Long-term Treasury bond prices fell by more than -13%, resulting in total returns of -8%. The Lehman Aggregate Bond Index, a measure of the overall taxable bond market, which has an intermediate-term structure on average, broke even on the year, as interest income of 6.2% was offset by price declines. The damage to municipal bond prices was not as severe as for Treasuries, and the intermediate-term Lehman 7 Year Municipal Bond Index recorded a price decline of -3.7% and a total return of 0.5%.

INTERNATIONAL STOCK MARKETS

International markets had a strong year, with European stocks gaining 21.9% in local-currency terms and Pacific-region stocks advancing 30.2%. However, currency effects significantly altered the returns to U.S.-based investors. The U.S. dollar rose in value against most European currencies but fell sharply against the Japanese yen. As a result, returns from Europe plunged to 9.8% in dollar terms while returns from the Pacific soared to 51.0%.

     Overall, U.S. investors earned 21.4% in the major developed international markets, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The bull markets in most nations stemmed from renewed optimism that economic growth would continue to accelerate. Japan and the rest of Asia, which were hit hardest by currency and economic crises in 1997 and 1998, saw the biggest stock gains.

     Emerging markets, as measured by the Select Emerging Markets Free Index, gained 37.1% in U.S.-dollar terms, as investors regained an appetite for the considerable risks of smaller markets.

REPORT FROM THE ADVISER

Interest rates rose during the 12 months ended November 30, 1999, the fiscal year for the Vanguard New Jersey Tax-Exempt Funds. The rise was principally due to investors' fears about the impact of the strong economy and the low unemployment rate on inflation. In the past, these factors have caused inflation to increase, and many investors expect that history will repeat itself at some point. So far, employment costs and consumer price indexes have not risen substantially, but each number is being closely watched for any upsurge. A desire to head off inflation and concerns about the booming stock market led the Federal Reserve Board to increase interest rates three times during the fiscal year, raising the federal funds rate by a total of 0.75 percentage point.

     As you might expect, yields of insured long-term municipal bonds rose along with yields on U.S. Treasury bonds during fiscal 1999. During the first half of the year, long-term insured municipals performed better than Treasury securities; municipal yields increased by less than half as much as those for long-term Treasuries. But the relative performance flip-flopped during the second half, when yields on long-term municipals increased almost 11/2 times as much as those on long Treasuries. Over the full fiscal year, the yield on the benchmark 30-year U.S. Treasury bond rose by 1.23 percentage points (from 5.06% to 6.29%), while the yield of a similar AAA-rated municipal bond rose by nearly 1 percentage point (from 4.89% to 5.87%).

     Two factors account for the first-half outperformance of insured municipal bonds and for their later underperformance. First, as the fiscal year began in December 1998, insured municipal bonds were especially attractive to investors, because the AAA-rated insured municipal's tax-exempt yield of 4.9% was equal to 97% of the yield of a 30-year Treasury. For an investor in the top marginal tax bracket of 39.6%, that 4.9% yield was equivalent to an 8.1% yield on a taxable bond. By May 31, the middle of our fiscal year, the long-term insured municipal's yield was about 89% as high as the 30-year Treasury's yield, making insured municipal bonds somewhat less alluring. The second factor was that in the second half of the fiscal year, corporate bond yields had become quite attractive, providing stiff competition for the bond investor's dollar. During this period the corporate bond market encountered the same type of supply imbalance that the municipal market had seen in fiscal 1998, as corporations rushed bond issues to market to complete their financing before the end of the century. The result was attractively high yields on corporate debt, which enticed some large institutional buyers away from the municipal market. At year-end, yields on long-term insured municipal bonds had risen in relation to those on Treasuries, and 30-year munis offered yields equal to 94% of yields on 30-year Treasuries.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and New Jersey income taxes by investing in insured and high-quality uninsured securities issued by New Jersey state, county, and municipal governments.
--------------------------------------------------------------------------------

     The municipal market was aided by the fact that the supply of new issues was lower during 1999 than in 1998. Through November, issuance of municipal securities in 1999 amounted to $207 billion, down more than 20% from the same period in 1998. The main reason for the decline was a 53% decrease in the issuance of refunding bonds, whose proceeds are used to pay off older, higher-coupon bonds. Because of the rise in interest rates, refunding issues generally did not make fiscal sense during 1999. As the economy continued to expand, the supply of bonds issued for new projects was unchanged from 1998.

THE INSURED LONG-TERM TAX-EXEMPT FUND

Prices of long-term bonds typically are hurt most by rising interest rates. As a result, the New Jersey Insured Long-Term Tax-Exempt Fund suffered a price decline of -6.2% and posted a negative return of -1.3% for fiscal 1999. A negative return is not good news, of course, but our result was considerably better than the -3.4% total return for the average New Jersey municipal bond fund.

     Across all bond maturities, we seek to find the best values for each level of interest rate risk. This strategy helped in a year of rising interest rates. Our focus on keeping expenses low is helpful at all times and is critical in delivering above-average tax-exempt income, since expenses are deducted directly from a bond fund's interest income. Our emphasis on keeping the funds invested in high-quality securities benefits our shareholders by reducing credit risk. The overall effect of combining low costs and high quality is to provide both superior yields and low credit risk.

THE TAX-EXEMPT MONEY MARKET FUND

The Tax-Exempt Money Market Fund logged a 2.9% return during fiscal 1999, ahead of the 2.5% return for the average New Jersey tax-exempt money market fund. The rise in interest rates during the period was slightly less pronounced for tax-exempt money market instruments than for long-term bonds. After rising 19 basis points during the first half of the fiscal year, yields on 1-year municipals rose 69 basis points during the second half, which is traditionally a time of heavy borrowing by municipalities. The benchmark 1-year MIG-1 note closed the fiscal year with a yield of 3.87%, up 88 basis points from the 2.99% yield a year earlier. Yields on the 1-year U.S. Treasury bill, meanwhile, rose by 118 basis points for the year to 5.68%, after a second-half jump of 71 basis points. On balance, short-term tax-exempt securities became slightly more attractive relative to Treasury securities: The ratio of the yield on 1-year MIG-1 notes to that on 1-year Treasury bills rose from 66.4% to 68.1% during the year.

     As we begin fiscal year 2000, the Tax-Exempt Money Market Fund is positioned to take advantage of its dual strengths of conservative, quality-oriented management and low operating expenses. We believe these strengths will continue to generate superior risk-adjusted returns for our shareholders.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
Kathryn Allen, Principal
Vanguard Fixed Income Group

December 13, 1999

PERFORMANCE SUMMARY
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that annual returns can fluctuate widely. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

TOTAL INVESTMENT RETURNS: FEBRUARY 3, 1988-NOVEMBER 30, 1999
------------------------------------------------------------
            NEW JERSEY TAX-EXEMPT       AVERAGE
              MONEY MARKET FUND           FUND*

FISCAL   CAPITAL  INCOME    TOTAL        TOTAL
YEAR     RETURN   RETURN   RETURN       RETURN
------------------------------------------------------------
1988      0.0%     4.2%     4.2%         4.3%
1989      0.0      6.3      6.3          6.4
1990      0.0      5.8      5.8          5.8
1991      0.0      4.5      4.5          4.5
1992      0.0      3.0      3.0          2.8
1993      0.0      2.3      2.3          2.0
1994      0.0      2.5      2.5          2.2
1995      0.0      3.6      3.6          3.3
1996      0.0      3.2      3.2          2.9
1997      0.0      3.3      3.3          3.0
1998      0.0      3.2      3.2          2.8
1999      0.0      2.9      2.9          2.5
------------------------------------------------------------
SEC 7-Day Annualized Yield (11/30/1999): 3.34%
------------------------------------------------------------
*Average New Jersey Tax-Exempt Money Market Fund.
See Financial Highlights table on page 26 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1989-NOVEMBER 30, 1999
--------------------------------------------------------------------------------
              198911                 10000         10000
              199002                 10143         10143
              199005                 10291         10291
              199008                 10433         10433
              199011                 10579         10581
              199102                 10713         10712
              199105                 10832         10837
              199108                 10945         10937
              199111                 11060         11053
              199202                 11156         11143
              199205                 11244         11231
              199208                 11320         11285
              199211                 11396         11358
              199302                 11464         11418
              199305                 11530         11480
              199308                 11594         11522
              199311                 11661         11585
              199402                 11721         11639
              199405                 11789         11703
              199408                 11861         11753
              199411                 11951         11840
              199502                 12054         11933
              199505                 12169         12044
              199508                 12273         12123
              199511                 12381         12226
              199602                 12482         12317
              199605                 12582         12414
              199608                 12679         12485
              199611                 12780         12579
              199702                 12880         12672
              199705                 12987         12773
              199708                 13094         12852
              199711                 13204         12954
              199802                 13308         13051
              199805                 13419         13152
              199808                 13522         13225
              199811                 13624         13319
              199902                 13715         13403
              199905                 13811         13492
              199908                 13908         13556
              199911                 14014         13655









                                         AVERAGE ANNUAL TOTAL RETURNS
                                         PERIODS ENDED NOVEMBER 30, 1999
                                         -------------------------------
                                                                          FINAL VALUE OF A
                                          1 YEAR   5 YEARS  10 YEARS     $10,000 INVESTMENT
-------------------------------------------------------------------------------------------
New Jersey Tax-Exempt Money Market Fund   2.86%    3.24%     3.43%          $14,014
Average New Jersey Tax-Exempt
    Money Market Fund*                    2.52     2.89      3.16            13,655
-------------------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
----------------------------------------------------------------
                                                                                  10 YEARS
                                            INCEPTION                      -----------------------
                                              DATE     1 YEAR   5 YEARS    CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------------------------
New Jersey Tax-Exempt Money Market Fund     2/3/1988   2.83%    3.23%      0.00%    3.48%   3.48%
--------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: FEBRUARY 3, 1988-NOVEMBER 30, 1999
------------------------------------------------------------
            NEW JERSEY INSURED
         LONG-TERM TAX-EXEMPT FUND      LEHMAN*
FISCAL   CAPITAL  INCOME    TOTAL        TOTAL
YEAR     RETURN   RETURN   RETURN       RETURN
------------------------------------------------------------
1988      0.1%     5.9%     6.0%         5.3%
1989      4.4      7.4     11.8         11.0
1990      0.7      7.0      7.7          7.7
1991      2.3      6.7      9.0         10.3
1992      4.1      6.4     10.5         10.0
1993      6.6      5.9     12.5         11.1
1994    -11.2%     5.1%    -6.1%        -5.2%
1995     13.3      6.4     19.7         18.9
1996     -0.7      5.4      4.7          5.9
1997      1.0      5.4      6.4          7.2
1998      2.3      5.3      7.6          7.8
1999     -6.2      4.9     -1.3         -1.1
------------------------------------------------------------
*Lehman Municipal Bond Index.
See Financial Highlights table on page 27 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1989-NOVEMBER 30, 1999
--------------------------------------------------------------------------------
         198911         10000         10000         10000
         199002          9997         10040         10124
         199005         10187         10218         10273
         199008         10217         10260         10363
         199011         10767         10738         10770
         199102         11101         11028         11057
         199105         11331         11294         11308
         199108         11557         11551         11585
         199111         11736         11814         11875
         199202         12046         12120         12161
         199205         12298         12392         12418
         199208         12797         12827         12878
         199211         12967         12972         13065
         199302         13920         13865         13835
         199305         14051         13896         13904
         199308         14583         14428         14449
         199311         14592         14492         14513
         199402         14672         14615         14600
         199405         14315         14101         14248
         199408         14540         14230         14475
         199411         13701         13424         13755
         199502         15077         14615         14881
         199505         15680         15246         15551
         199508         15755         15250         15759
         199511         16395         15844         16356
         199602         16538         15999         16525
         199605         16219         15765         16261
         199608         16527         15959         16585
         199611         17173         16600         17317
         199702         17269         16707         17435
         199705         17443         16917         17608
         199708         17888         17265         18119
         199711         18273         17669         18559
         199802         18725         18113         19029
         199805         18968         18369         19259
         199808         19389         18650         19687
         199811         19661         18908         19999
         199902         19938         19058         20199
         199905         19867         19048         20159
         199908         19441         18439         19785
         199911         19405         18272         19785

                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 1999
                                                 -------------------------------
                                                                                  FINAL VALUE OF A
                                                 1 YEAR   5 YEARS  10 YEARS      $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------
New Jersey Insured Long-Term Tax-Exempt Fund      -1.31%     7.21%       6.85%       $19,405
Average New Jersey Municipal Fund*                -3.36      6.36        6.21         18,272
Lehman Municipal Bond Index                       -1.07      7.54        7.06         19,785
---------------------------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
---------------------------------------------------------------
                                                               10 YEARS
                        INCEPTION                       ------------------------
                           DATE      1 YEAR   5 YEARS   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
New Jersey Tax-Exempt
Money Market Fund         2/3/1988   -1.23%   6.34%      1.33%    5.88%    7.21%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1999. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
--------------------------------
Yield                       3.3%
Average Maturity         61 days
Average Quality            MIG-1
Expense Ratio              0.20%


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
--------------------------------
MIG-1/SP-1+                73.0%
A-1/P-1                    24.0
AAA/AA                      2.6
A                           0.4
--------------------------------
Total                     100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
--------------------------------------------
            NEW JERSEY INSURED       LEHMAN
                     LONG-TERM       INDEX*
--------------------------------------------
Number of Issues            238      52,144
Yield                      5.1%          --
Yield to Maturity          5.2%          --
Average Coupon             5.2%        5.5%
Average Maturity     11.6 years  13.0 years
Average Quality             AAA         AA+
Average Duration      7.6 years   7.5 years
Expense Ratio             0.19%          --
Cash Reserves              0.6%          --

*Lehman Municipal Bond Index.

INVESTMENT FOCUS
-------------------------------
[grid]
AVERAGE MATURITY          LONG
CREDIT QUALTIY            HIGH


VOLATILITY MEASURES
--------------------------------------------
             NEW JERSEY INSURED      LEHMAN
                     LONG-TERM       INDEX*
--------------------------------------------
R-Squared                  0.98        1.00
Beta                       1.05        1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
--------------------------------------------
AAA                                   95.1%
AA                                     4.9
A                                      0.0
BBB                                    0.0
BB                                     0.0
B                                      0.0
--------------------------------------------
Total                                 100.0%


DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
--------------------------------------------
Under 1 Year                           7.0%
1-5 Years                             12.7
5-10 Years                            25.9
10-20 Years                           38.6
20-30 Years                           15.8
Over 30 Years                          0.0
--------------------------------------------
Total                                 100.0%

FINANCIAL STATEMENTS
NOVEMBER 30, 1999

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------
                                                                                                FACE    MARKET
                                                                          MATURITY            AMOUNT    VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                        COUPON         DATE              (000)    (000)
--------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.4%)
--------------------------------------------------------------------------------------------------------------
Avalon Borough NJ BAN                                           3.50%    5/26/2000             7,150     7,157
Bernards Township NJ BAN                                        3.40%    5/19/2000             5,651     5,657
Bernards Township NJ BAN                                        4.00%     9/7/2000             4,560     4,573
Burlington County NJ BAN                                        3.25%     2/9/2000             4,000     4,003
Burlington County NJ BAN                                        3.25%    3/10/2000             4,728     4,731
Burlington County NJ BAN                                        4.25%    11/3/2000             8,930     8,965
Cape May County NJ BAN                                          3.50%    3/24/2000             4,900     4,905
Chatham Township NJ BAN                                         3.25%    2/17/2000            10,948    10,956
Cherry Hill Township NJ BAN                                     4.25%   10/12/2000            26,186    26,330
Cherry Hill Township NJ TAN                                    5.125%    7/15/2000             1,110     1,121
Clifton NJ TAN                                                  3.40%    2/11/2000             4,100     4,103
East Brunswick Township NJ BAN                                  3.50%     1/6/2000            11,932    11,939
Edison Township NJ BAN                                          4.00%   12/29/1999             4,734     4,736
Essex County NJ Improvement Auth. Pooled Govt. Loan VRDO        3.55%    12/8/1999 LOC         32,20    32,200
Glen Ridge NJ TAN                                              3.625%    2/24/2000             5,000     5,005
Gloucester County NJ PCR VRDO (Mobil Oil Refining Corp. Project)3.55%    12/8/1999            20,200    20,200
Mercer County NJ BAN                                            3.25%   12/22/1999            42,526    42,530
Monmouth County NJ VRDO
(Improvement Auth. Pooled Govt. Loan Program)                   3.55%    12/8/1999 LOC        20,915    20,915
Montgomery Township NJ BAN                                      3.25%     2/9/2000             4,655     4,658
Morris County NJ General Improvement GO                         4.50%    8/15/2000             2,000     2,012
Morris County NJ GO BAN                                         4.25%    9/22/2000            41,419    41,645
New Jersey Building Auth. Rev. TOB VRDO                         3.92%     1/1/2000 (1)+       10,000    10,000
New Jersey Econ. Dev. Auth. CP
(Chambers Cogeneration Limited Partnership Project)             3.65%     3/8/2000 LOC         7,800     7,800
New Jersey Econ. Dev. Auth. CP
(Chambers Cogeneration Limited Partnership Project)             3.65%    4/10/2000 LOC         7,200     7,200
New Jersey Econ. Dev. Auth. CP
(Chambers Cogeneration Limited Partnership Project)             3.70%    2/17/2000 LOC        14,000    14,000

                                       15

--------------------------------------------------------------------------------------------------------------
                                                                                                FACE    MARKET
                                                                          MATURITY            AMOUNT    VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                        COUPON         DATE              (000)    (000)
--------------------------------------------------------------------------------------------------------------
New Jersey Econ. Dev. Auth. Fac. Rev. CP (Logan Project)        3.55%     3/7/2000 LOC        24,700    24,700
New Jersey Econ. Dev. Auth. Fac. Rev. CP (Logan Project)        3.65%    4/10/2000 LOC         4,100     4,100
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
(NJ Natural Gas Project)                                        3.80%    12/8/1999 (2)         8,100     8,100
New Jersey Econ. Dev. Auth. PCR VRDO (Exxon Project)            3.45%    12/2/1999            11,000    11,000
New Jersey Econ. Dev. Auth. PCR VRDO
(Public Service Electric & Gas Co.)                             3.55%    12/8/1999 (1)        21,420    21,420
New Jersey Econ. Dev. Auth. VRDO (Lawrence School Project)      3.20%    12/2/1999            24,100    24,100
New Jersey Econ. Dev. Auth. VRDO (Natural Gas Fac. NUI Corp.)   3.60%    12/2/1999 (2)        32,700    32,700
New Jersey Econ. Dev. Auth. VRDO
(United States Golf Association)                                3.80%    12/2/1999 LOC         2,400     2,400
New Jersey Econ. Dev. Auth. Water Fac. TOB VRDO
(NJ American Water Co. Project)                                 3.93%    12/2/1999 (3)+        4,850     4,850
New Jersey Econ. Dev. Auth. Water Fac. VRDO
(Elizabethtown Water Co. Project)                               3.70%    12/8/1999 (2)        19,500    19,500
New Jersey Econ. Dev. Auth. Water Fac. VRDO
(Elizabethtown Water Co. Project)                               3.80%    12/8/1999 (2)        13,600    13,600
New Jersey Econ. Dev. Auth. Water Fac. VRDO (United Water Co.)  3.60%    12/2/1999 (2)         2,700     2,700
New Jersey Econ. Dev. Auth. Water Fac. VRDO (United Water Co.   3.85%    12/2/1999 (2)         6,500     6,500
New Jersey Econ. Dev. Transp. Project TOB VRDO
(NJ Transit Corp. Light Rail Transit System Project)            3.88%    12/2/1999 (3)+        7,465     7,465
New Jersey Educ. Fac. Auth. Rev. (Higher Educ. Technology)      4.25%     9/1/2000             3,000     3,018
New Jersey Educ. Fac. Auth. Rev. VRDO (College of New Jersey)   3.75%    12/2/1999 (2)        28,300    28,300
New Jersey GO                                                   5.10%    2/15/2000             6,600     6,619
New Jersey GO                                                   7.00%     4/1/2000             3,935     3,985
New Jersey Health Care Fac. Finance Auth.
(Meridian Health System)                                        4.00%     7/1/2000 (4)         3,010     3,020
New Jersey Health Care Fac. Finance Auth. (St. Elizabeth Hosp.) 8.25%     7/1/2000 (Prere. )   5,460     5,708
New Jersey Health Care Fac. Finance Auth. VRDO (Holy Name Hosp.)3.70%    12/2/1999 LOC         8,200     8,200
New Jersey Health Care Fac. Finance Auth. VRDO
(Hosp. Capital Asset Pooled Program)                            3.65%    12/2/1999 LOC        53,100    53,100
New Jersey Health Care Fac. Finance Auth. VRDO
(Princeton Medical Center)                                      3.70%    12/2/1999 LOC         5,000     5,000
New Jersey Sports & Exposition Auth. Rev.                       6.10%     1/1/2000 (ETM)       5,540     5,554
New Jersey Sports & Exposition Auth. Rev. VRDO                  3.85%    12/2/1999 (1)        48,835    48,835
New Jersey TRAN CP                                              3.65%    12/3/1999             8,000     8,000
New Jersey TRAN CP                                              3.65%    12/7/1999             5,000     5,000
New Jersey TRAN CP                                              3.90%    2/23/2000            10,000    10,000
New Jersey Transp. Trust Fund Auth.                             4.25%    6/15/2000            20,800    20,918
New Jersey Transp. Trust Fund Auth.                             4.50%    6/15/2000 (ETM)       8,500     8,555
New Jersey Transp. Trust Fund Auth.                             5.00%    6/15/2000            19,115    19,297
New Jersey Transp. Trust Fund Auth.                             6.00%    6/15/2000             5,000     5,074
New Jersey Transp. Trust Fund Auth. TOB VRDO                    3.84%    12/2/1999 +          14,495    14,495
New Jersey Transp. Trust Fund Auth. TOB VRDO                    3.84%    12/2/1999 (3) +      14,600    14,600
New Jersey Transp. Trust Fund Auth. TOB VRDO                    3.88%    12/2/1999 (1) +      13,490    13,490
New Jersey Turnpike Auth. Rev. VRDO                             3.65%    12/8/1999 (3) LOC   209,350   209,350
Nutley NJ BAN                                                   4.00%    7/28/2000             4,840     4,858
Pequannock Township NJ BAN                                      4.35%    11/3/2000             6,170     6,198
Port Auth. of New York & New Jersey CP                          3.60%    12/6/1999            10,405    10,405
Port Auth. of New York & New Jersey CP                          3.60%    12/8/1999             9,200     9,200
Port Auth. of New York & New Jersey CP                          3.65%     3/9/2000            15,300    15,300
Port Auth. of New York & New Jersey CP                          3.70%    3/24/2000             5,800     5,800
Port Auth. of New York & New Jersey CP                          3.75%    4/11/2000             2,500     2,500
Port Auth. of New York & New Jersey CP                          3.85%    2/24/2000             6,480     6,480
Princeton Univ. NJ CP                                           3.30%   12/10/1999             4,800     4,800
Princeton Univ. NJ CP                                           3.40%   12/10/1999             1,800     1,800
Princeton Univ. NJ CP                                           3.50%    12/9/1999            10,000    10,000
Princeton Univ. NJ CP                                           3.60%    4/12/2000            10,200    10,200
Princeton Univ. NJ CP                                           3.70%    2/22/2000            14,600    14,600
Rockaway Township NJ BAN                                        4.00%    7/27/2000             8,385     8,415
Saddle Brook Township NJ BAN                                    3.25%     2/9/2000             2,782     2,783
Salem County NJ PCR Finance Auth. CP (PECO Project)             3.60%    4/11/2000 LOC        19,000    19,000
Salem County NJ PCR VRDO (Atlantic City Electric Co.            3.75%    12/8/1999 (1)         9,900     9,900

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
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                                                                                                FACE    MARKET
                                                                          MATURITY            AMOUNT    VALUE*
                                                               COUPON         DATE             (000)     (000)
--------------------------------------------------------------------------------------------------------------
Salem County NJ PCR VRDO (Atlantic City Electric Co.)           3.85%    12/8/1999 (1)         1,000     1,000
Salem County NJ PCR VRDO (Public Service Electric & Gas)        3.80%    12/8/1999 (1)         6,500     6,500
Scotch Plains Township NJ BAN                                   3.75%     6/9/2000             4,841     4,854
Somerset County NJ Industrial Pollution Control Fin. Auth. PCR VRDO
(American Cyanamid Co. Project)                                 3.70%    12/8/1999            12,300    12,300
Union County NJ PCR VRDO (Exxon Project)                        3.10%    12/2/1999            22,100    22,100
Union County NJ PCR VRDO (Exxon Project)                        3.15%    12/2/1999            20,700    20,700
West Orange NJ BAN                                              4.00%    6/22/2000             5,163     5,182
OUTSIDE NEW JERSEY:
Puerto Rico Govt. Dev. Bank CP                                  3.60%   12/15/1999            10,000    10,000
Puerto Rico Govt. Dev. Bank CP                                  3.65%   12/14/1999            10,000    10,000
Puerto Rico Govt. Dev. Bank VRDO                                3.60%    12/8/1999 (1)         1,700     1,700
Puerto Rico Highway & Transp. Auth. TOB VRDO                    3.71%    12/2/1999 (1)+        7,740     7,740
Puerto Rico Highway & Transp. Auth. TOB VRDO                    3.71%    12/2/1999 (3)+        5,305     5,305
Puerto Rico Industrial Medical & Environmental
Fac. Fin. Auth. PCR PUT (Abbott Laboratories Project)           2.90%     3/1/2000  +          8,750     8,750
Puerto Rico Infrastructure Finance Auth. TOB VRDO               3.71%    12/2/1999 (2)+        6,515     6,515
--------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $1,255,479)                                                                                  1,255,479
--------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
--------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                    18,584
Liabilities                                                                                            (11,041)
                                                                                                    ----------
--------------------------------------------------------------------------------------------------------------
                                                                                                         7,543
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------
Applicable to 1,263,021,050 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                         $1,263,022
==============================================================================================================
NET ASSET VALUE PER SHARE                                                                                $1.00
==============================================================================================================
*See Note A in Notes to Financial Statements.
+Securities  exempt from  registration  under Rule 144A of the Securities Act of
 1933.  These securities may be sold in transactions  exempt from  registration, normally to qualified  buyers.  At November 30, 1999,  the  aggregate  value of these securities was $93,210,000, representing 7.4% of net assets.
For key to abbreviations and other references, see page 23.
--------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------
                                                                                              AMOUNT       PER
                                                                                               (000)     SHARE
--------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                           $1,263,037     $1.00
Undistributed Net Investment Income                                                               --        --
Accumulated Net Realized Losses                                                                 (15)        --
Unrealized Appreciation                                                                           --        --
==============================================================================================================
NET ASSETS                                                                                $1,263,022     $1.00
==============================================================================================================

                                       17
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
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                                                                                                FACE    MARKET
                                                                           MATURITY            AMOUNT   VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                        COUPON         DATE              (000)    (000)
--------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.4%)
--------------------------------------------------------------------------------------------------------------
ISSUER INSURED (85.7%)
Atlantic City NJ Board of Educ. GO                              6.00%    12/1/2012 (4)         4,600     4,927
Atlantic City NJ Board of Educ. GO                              6.10%    12/1/2015 (4)         2,000     2,122
Atlantic County NJ COP                                          6.00%     3/1/2014 (3)         3,685     3,891
Atlantic County NJ COP                                          6.00%     3/1/2015 (3)         1,480     1,552
Atlantic County NJ COP                                          7.40%     3/1/2010 (3)         1,755     2,071
Atlantic County NJ COP                                          7.40%     3/1/2011 (3)         4,025     4,779
Atlantic County NJ Util. Auth. Sewer Rev.                       5.85%    1/15/2015 (2)         3,000     3,033
Bayshore NJ Regional Sewer Auth. Rev.                           5.40%     5/1/2012 (1)           500       501
Bergen County NJ Util. Auth. Water PCR                          5.50%    6/15/2002 (3)(Prere.)15,750    16,169
Camden County NJ Muni. Util. Auth. Sewer Rev.                   0.00%     9/1/2004 (3)         8,345     6,636
Camden County NJ Muni. Util. Auth. Sewer Rev.                   0.00%     9/1/2005 (3)        18,545    13,974
Camden County NJ Muni. Util. Auth. Sewer Rev.                   0.00%     9/1/2006 (3)        18,545    13,216
Cape May County NJ Muni. Util. Auth. Rev.                       5.75%     1/1/2016 (1)        14,975    15,020
Cape May County NJ PCR (Atlantic City Electric)                 6.80%     3/1/2021 (1)        15,400    17,347
Cherry Hill Township NJ School Dist.                            4.70%    2/15/2012 (4)         2,000     1,884
Cherry Hill Township NJ School Dist.                            4.70%    2/15/2013 (4)         2,125     1,971
Delaware River Port Auth. Pennsylvania & New Jersey Rev.        5.40%     1/1/2013 (3)         9,000     8,974
Delaware River Port Auth. Pennsylvania & New Jersey Rev.        5.50%     1/1/2026 (3)        31,385    29,762
Elizabeth City NJ GO                                            6.60%     8/1/2001 (1)(Prere.) 8,525     9,001
Elizabeth City NJ GO                                            6.60%     8/1/2006 (1)(Prere.)   225       237
Essex County NJ Improvement Auth. Lease Rev.                    5.50%    12/1/2008 (2)         2,560     2,631
Essex County NJ Improvement Auth. Lease Rev.                    5.50%    12/1/2013 (2)         7,500     7,542
Essex County NJ Improvement Auth. VRDO
(County Asset Sale Project)                                     3.75%    12/8/1999 (2)         8,100     8,100
Essex County NJ Util. Auth. Solid Waste Rev.                    0.00%     4/1/2010 (4)         1,000       574
Essex County NJ Util. Auth. Solid Waste Rev.                   4.875%     4/1/2018 (4)         4,000     3,540
Essex County NJ Util. Auth. Solid Waste Rev.                    5.00%     4/1/2022 (4)         4,000     3,565
Essex County NJ Util. Auth. Solid Waste Rev.                    5.60%     4/1/2016 (4)         2,200     2,328
Evesham NJ Muni. Util. Auth. Rev.                               7.00%     7/1/2010 (1)         1,700     1,727
Evesham NJ Muni. Util. Auth. Rev.                               7.00%     7/1/2015 (1)           450       457
Gloucester Township NJ GO                                       5.75%    7/15/2010 (2)         2,880     3,041
Gloucester Township NJ Muni. Util. Auth. Rev.                   5.65%     3/1/2018 (2)         2,755     2,752
Hamilton Township NJ Muni. Util. Auth. Rev.                     6.00%    8/15/2002 (3)(Prere.) 1,000     1,059
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                0.00%     8/1/2003 (1)         3,800     3,202
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                0.00%     8/1/2004 (1)         3,750     3,002
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                0.00%     8/1/2006 (1)         2,000     1,437
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                6.25%     8/1/2013 (1)         9,590    10,457
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                0.00%     8/1/2005 (1)         3,805     2,888
Hudson County NJ Correctional Fac. COP                          6.50%    12/1/2011 (1)         9,000     9,474
Hudson County NJ GO                                             6.55%     7/1/2007 (3)         1,300     1,427
Hudson County NJ GO                                             6.55%     7/1/2009 (3)           635       703
Hudson County NJ Improvement Auth. Lease Rev.                   6.00%    12/1/2002 (3)(Prere.) 6,525     6,934
Irvington Township NJ GO                                        0.00%     8/1/2007 (1)         1,000       679
Irvington Township NJ GO                                        0.00%     8/1/2009 (1)         2,580     1,557
Irvington Township NJ GO                                        0.00%     8/1/2010 (1)         2,080     1,183
Lenape NJ Regional High School Dist. GO                         5.00%     4/1/2011 (3)         2,625     2,589
Lenape NJ Regional High School Dist. GO                         5.00%     4/1/2019 (3)         3,000     2,733
Lenape NJ Regional High School Dist. GO                         5.00%     4/1/2021 (3)         2,500     2,254
Lenape NJ Regional High School Dist. GO                         5.00%     4/1/2022 (3)         4,000     3,593
Lenape NJ Regional High School Dist. GO                         5.00%     4/1/2023 (3)         4,000     3,579
Middlesex County NJ COP
(Civil Square III Redevelopment Associates)                    5.125%    6/15/2016 (1)         3,805     3,569
Middlesex County NJ Import Auth. Util. Systems Rev.
(Perth Amboy Project)                                           0.00%     9/1/2015 (2)         2,000       806
Middlesex County NJ Import Auth. Util. Systems Rev.
(Perth Amboy Project)                                           0.00%     9/1/2016 (2)         3,000     1,131
Middlesex County NJ Import Auth. Util. Systems Rev.
(Perth Amboy Project)                                           0.00%     9/1/2018 (2)         4,550     1,499

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
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                                                                                                FACE    MARKET
                                                                          MATURITY            AMOUNT    VALUE*
                                                               COUPON         DATE             (000)     (000)
--------------------------------------------------------------------------------------------------------------
Middlesex County NJ Util. Auth. Sewer Rev.                     5.125%    12/1/2016 (3)         4,550     4,263
Middlesex County NJ Util. Auth. Sewer Rev.                      5.25%    12/1/2010 (3)         3,145     3,169
Middlesex County NJ Util. Auth. Sewer Rev.                      5.25%    3/15/2010 (2)         2,740     2,757
Middlesex County NJ Util. Auth. Sewer Rev.                      5.25%    9/15/2010 (2)         1,790     1,801
Middlesex County NJ Util. Auth. Sewer Rev.                     5.375%    9/15/2015 (2)         3,775     3,679
Middlesex County NJ Util. Auth. Sewer Rev.                      6.50%    3/15/2001 (3)(Prere.) 6,300     6,600
Monmouth County NJ Improvement Auth. Rev.
(Howell Township Board of Ed.)                                  5.80%    7/15/2017 (2)         1,180     1,185
Monmouth County NJ Improvement Auth. Rev. Governmental Loan     5.40%    12/1/2012 (1)         2,505     2,525
Mount Laurel Township NJ Muni. Util. Auth. Util. System Rev.    6.00%     7/1/2015 (1)         4,250     4,410
New Brunswick NJ Housing & Urban Dev. Rev.                      5.75%     7/1/2002 (1)(Prere.)13,200    13,863
New Brunswick NJ Housing & Urban Dev. Rev.                      5.75%     7/1/2024 (1)           440       436
New Brunswick NJ Housing & Urban Dev. Rev.                      6.00%     7/1/2002 (1)(Prere.) 5,805     6,132
New Brunswick NJ Housing & Urban Dev. Rev.                      6.00%     7/1/2012 (1)           195       202
New Jersey Econ. Dev. Auth. Lease Rev.
(Bergen County Administration Complex)                          5.50%   11/15/2012 (1)         4,375     4,414
New Jersey Econ. Dev. Auth. Lease Rev.
(Bergen County Administration Complex)                         5.625%   11/15/2014 (1)         4,870     4,884
New Jersey Econ. Dev. Auth. Lease Rev.
(Bergen County Administration Complex)                          5.75%   11/15/2016 (1)         5,440     5,444
New Jersey Econ. Dev. Auth. Lease Rev.
(Bergen County Administration Complex)                          5.75%   11/15/2018 (1)         6,080     6,018
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
(NJ Natural Gas Project)                                        3.80%    12/8/1999 (2)         3,900     3,900
New Jersey Econ. Dev. Auth. Rev. (Hillcrest Health Service)     0.00%     1/1/2012 (2)         2,500     1,284
New Jersey Econ. Dev. Auth. Rev. (Hillcrest Health Service)     0.00%     1/1/2013 (2)         3,000     1,440
New Jersey Econ. Dev. Auth. Rev. (Market Transition)            5.80%     7/1/2007 (1)         1,000     1,049
New Jersey Econ. Dev. Auth. Rev. (Market Transition)            5.80%     7/1/2009 (1)         7,250     7,535
New Jersey Econ. Dev. Auth. Rev. (Market Transition)           5.875%     7/1/2011 (1)        23,175    23,997
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)         0.00%     7/1/2008 (1)         2,305     1,476
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)         0.00%     7/1/2011 (1)         4,650     2,483
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)         0.00%     7/1/2012 (1)         4,550     2,273
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)         0.00%     7/1/2013 (1)         4,500     2,100
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)         0.00%     7/1/2014 (1)         4,210     1,831
New Jersey Econ. Dev. Auth. Rev. PCR VRDO
(Public Service Electric & Gas Co.)                             3.55%    12/8/1999 (1)         3,300     3,300
New Jersey Econ. Dev. Auth. VRDO (Natural Gas Fac. NUI Corp.)   3.60%    12/2/1999 (2)           500       500
New Jersey Econ. Dev. Auth. Water Fac. VRDO (United Water Co.   3.85%    12/2/1999 (2)           900       900
New Jersey Econ. Dev. Transp. Project
(NJ Transit Corp. Light Rail Transit System Project)           5.875%     5/1/2015 (4)         3,465     3,534
New Jersey Econ. Dev. Transp. Project
(NJ Transit Corp. Light Rail Transit System Project)            6.00%     5/1/2016 (4)         4,000     4,098
New Jersey Educ. Fac. Auth. Rev. (Drew Univ.)                   5.00%     7/1/2017 (1)         2,500     2,294
New Jersey Educ. Fac. Auth. Rev. (Drew Univ.)                   5.25%     7/1/2013 (1)         2,500     2,462
New Jersey Educ. Fac. Auth. Rev. (Higher Educ. Technology)     5.875%     9/1/2007 (2)         5,890     6,248
New Jersey Educ. Fac. Auth. Rev. (Higher Educ. Technology)     5.875%     9/1/2008 (2)         6,165     6,539
New Jersey Educ. Fac. Auth. Rev. (Kean College)                 6.60%     7/1/2001 (1)(Prere.) 3,700     3,902
New Jersey Educ. Fac. Auth. Rev. (NJ Institute of Technology)   6.00%     7/1/2024 (1)         1,500     1,513
New Jersey Educ. Fac. Auth. Rev. (Rider College)                6.20%     7/1/2017 (2)         4,000     4,148
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)             5.25%     7/1/2010 (2)         2,500     2,518
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)             5.25%     7/1/2012 (2)         1,275     1,265
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)             5.60%     7/1/2016 (1)         1,765     1,748
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)            5.625%     7/1/2019 (1)         3,625     3,543
New Jersey Educ. Fac. Auth. Rev. (Trenton State College)        6.00%     7/1/2012 (2)         3,005     3,124
New Jersey Health Care Fac. Auth. Rev.
 (Burdette Tomlin Memorial Hosp.)                               6.50%     7/1/2001 (3)(Prere.) 1,285     1,352
New Jersey Health Care Fac. Auth. Rev.
(Burdette Tomlin Memorial Hosp.)                                6.50%     7/1/2012 (3)           215       225
New Jersey Health Care Fac. Auth. Rev.
(Community Medical Center/Kimball Medical Center/
 Kensington Manor Care Center)                                   5.00%     7/1/2010 (4)         4,695     4,623

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
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                                                                                                FACE    MARKET
                                                                          MATURITY            AMOUNT    VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                        COUPON         DATE              (000)    (000)
--------------------------------------------------------------------------------------------------------------
New Jersey Health Care Fac. Auth. Rev.
(Community Medical Center/Kimball Medical Center/
 Kensington Manor Care Center)                                  5.25%     7/1/2009 (4)         5,500     5,558
New Jersey Health Care Fac. Auth. Rev.
(Community Medical Center/Kimball Medical Center/
Kensington Manor Care Center)                                   5.25%     7/1/2012 (4)         1,500     1,484
New Jersey Health Care Fac. Auth. Rev.
(Community Medical Center/Kimball Medical Center/
Kensington Manor Care Center)                                   7.00%     7/1/2020 (1)         2,850     2,945
New Jersey Health Care Fac. Auth. Rev.
(Hackensack Univ. Medical Center)                               5.00%     1/1/2028 (1)        21,860    19,041
New Jersey Health Care Fac. Auth. Rev.
(Hackensack Univ. Medical Center)                              5.375%     1/1/2013 (1)         2,355     2,332
New Jersey Health Care Fac. Auth. Rev.
(Hackensack Univ. Medical Center)                              5.375%     1/1/2014 (1)         2,965     2,909
New Jersey Health Care Fac. Auth. Rev. (Holy Name Hosp.)        5.25%     7/1/2020 (2)         4,100     3,798
New Jersey Health Care Fac. Auth. Rev.
(Jersey Shore Medical Center)                                   6.20%     7/1/2004 (2)(Prere.) 1,785     1,925
New Jersey Health Care Fac. Auth. Rev.
(Jersey Shore Medical Center)                                   6.20%     7/1/2004 (2)(Prere.) 1,755     1,892
New Jersey Health Care Fac. Auth. Rev.
(Jersey Shore Medical Center)                                   6.20%     7/1/2013 (2)         1,345     1,418
New Jersey Health Care Fac. Auth. Rev.
(Jersey Shore Medical Center)                                   6.20%     7/1/2014 (2)         1,320     1,391
New Jersey Health Care Fac. Auth. Rev.
(Jersey Shore Medical Center)                                   6.25%     7/1/2004 (2)(Prere.  1,140     1,231
New Jersey Health Care Fac. Auth. Rev.
(Jersey Shore Medical Center)                                   6.25%     7/1/2016 (2)           860       909
New Jersey Health Care Fac. Auth. Rev.
(Memorial Health Alliance)                                      6.25%     7/1/2000 (3)(Prere.  8,000     8,107
New Jersey Health Care Fac. Auth. Rev. (Mercer Medical Center)  6.50%     7/1/2010 (1)         6,000     6,278
New Jersey Health Care Fac. Auth. Rev.
(Meridian Health System Obligated Group)                        5.25%     7/1/2029 (4)        13,450    12,181
New Jersey Health Care Fac. Auth. Rev.
(Meridian Health System Obligated Group)                       5.625%     7/1/2013 (4)         7,355     7,451
New Jersey Health Care Fac. Auth. Rev.
(Mountainside Hosp.)                                            5.35%     7/1/2007 (1)         3,215     3,274
New Jersey Health Care Fac. Auth. Rev.
(Muhlenburg Medical Center)                                     8.00%     7/1/2018 (2)           750       760
New Jersey Health Care Fac. Auth. Rev.
(Newark Beth Israel Medical Center)                             6.00%     7/1/2004 (4)         8,500     9,110
New Jersey Health Care Fac. Auth. Rev.
(Riverside Medical Center)                                      6.25%     7/1/2010 (2)         2,935     3,208
New Jersey Health Care Fac. Auth. Rev.
(Society of the Valley Hosp.)                                  6.625%     7/1/2010 (1)         2,750     2,810
New Jersey Health Care Fac. Auth. Rev.
(West Jersey Health System)                                     6.00%     7/1/2002 (1)(Prere.) 5,175     5,466
New Jersey Health Care Fac. Finance Auth. Rev.
(St. Barnabas Health Care)                                      4.75%     7/1/2028 (1)        14,000    11,604
New Jersey Health Care Fac. Finance Auth. Rev.
(St. Barnabas Health Care)                                      5.25%     7/1/2013 (1)         3,000     2,946
New Jersey Health Care Fac. Finance Auth. Rev.
 (St. Barnabas Health Care)                                     5.25%     7/1/2016 (1)         5,550     5,290
New Jersey Health Care Fac. Finance Auth. Rev.
(St. Barnabus Health Care)                                      0.00%     7/1/2021 (1)         3,000       820
New Jersey Health Care Fac. Finance Auth. Rev.
(St. Barnabas Health Care)                                      5.00%     7/1/2024 (1)         5,500     4,868
New Jersey Health Care Fac. Finance Auth. Rev.
(St. Clares Riverside Medical Center)                           5.75%     7/1/2014 (1)         8,500     8,574
New Jersey Health Care Fac. Finance Auth. Rev. (Virtua Health)  5.25%     7/1/2014 (4)        20,000    19,385
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.      4.95%    6/1/2010  (2)         6,325     6,107
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.      5.05%    6/1/2011  (2)         5,100     4,932
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.      5.05%    6/1/2012  (1)         1,500     1,454
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.      5.10%    6/1/2013  (1)         2,255     2,174

--------------------------------------------------------------------------------------------------------------
                                                                                                FACE    MARKET
                                                               COUPON         DATE             (000)     (000)
--------------------------------------------------------------------------------------------------------------
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.     5.125%     6/1/2014  (1)        1,300     1,242
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.      5.15%     6/1/2012  (2)        5,250     5,067
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.      5.20%     6/1/2013  (2)        8,240     7,903
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.      5.25%     6/1/2018  (1)          705       658
New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.   5.40%    10/1/2020  (1)        2,500     2,472
New Jersey Sports & Exposition Auth. Rev.                       5.50%     3/1/2017  (1)        5,755     5,673
New Jersey Sports & Exposition Auth. Rev. VRDO                  3.85%    12/2/1999  (1)LOC     8,600     8,600
New Jersey Transp. Trust Fund Auth. Rev.                        5.50%    6/15/2013  (1)        3,000     3,011
New Jersey Transp. Trust Fund Auth. Rev.                        6.00%    6/15/2011  (1)       31,280    32,783
New Jersey Turnpike Auth. Rev.                                  6.50%     1/1/2013  (1)       20,000    22,124
New Jersey Water Supply Auth. Delaware &
Raritan Water System Rev.                                      5.375%    11/1/2010 (1)         2,230     2,256
New Jersey Water Supply Auth. Delaware &
Raritan Water System Rev.                                      5.375%    11/1/2011 (1)         2,345     2,358
New Jersey Water Supply Auth. Delaware &
Raritan Water System Rev.                                      5.375%    11/1/2013 (1)         2,600     2,569
Newark NJ GO                                                    5.50%    10/1/2008 (2)         1,660     1,717
North Bergen Township NJ GO                                     8.00%    8/15/2006 (4)         1,885     2,224
North Brunswick Township NJ Board of Educ. GO                   5.50%     2/1/2008 (3)         1,915     1,978
North Brunswick Township NJ Board of Educ. GO                   5.50%     2/1/2009 (3)         2,030     2,086
North Brunswick Township NJ GO                                  5.50%    5/15/2013 (3)         1,390     1,397
North Hudson NJ Sewer Auth. Rev.                               5.125%     8/1/2008 (3)         2,000     2,017
North Hudson NJ Sewer Auth. Rev.                               5.125%     8/1/2022 (3)         4,000     3,662
North Hudson NJ Sewer Auth. Rev.                                5.25%     8/1/2016 (3)        14,360    13,684
North Jersey Water Dist. Rev. (Wanaque South Project)           6.00%     7/1/2012 (1)        10,125    10,518
Ocean County NJ Util. Auth. Waste Water Rev.                    5.00%     1/1/2014 (3)         2,000     1,905
Ocean County NJ Util. Auth. Waste Water Rev.                    6.60%     1/1/2018 (3)         4,000     4,110
Ocean County NJ Util. Auth. Waste Water Rev.                    6.60%     1/1/2018 (3)(ETM)    2,500     2,742
Ocean Township NJ Muni. Util. Auth. Rev.                        6.00%     8/1/2017 (1)         3,975     4,115
Old Bridge Township NJ Muni. Util. Auth. Rev.                   6.25%    11/1/2016 (3)         1,400     1,472
Old Bridge Township NJ Muni. Util. Auth. Rev.                   6.40%    11/1/2009 (3)         3,000     3,202
Passaic Valley NJ Sewer Comm. Rev.                              5.75%    12/1/2008 (2)         4,450     4,602
Passaic Valley NJ Sewer Comm. Rev.                              5.75%    12/1/2013 (2)         4,000     4,064
Plainfield NJ GO                                                6.25%    7/15/2007 (2)         6,930     7,330
Port Auth. of New York & New Jersey Rev.                       5.125%   11/15/2012 (3)         2,500     2,439
Port Auth. of New York & New Jersey Rev.                       5.125%   11/15/2013 (3)         5,735     5,538
Port Auth. of New York & New Jersey Rev.                       5.125%   11/15/2014 (3)         6,025     5,749
Port Auth. of New York & New Jersey Rev.                       5.875%    9/15/2015 (3)        10,000    10,133
Ramapo College NJ                                              5.625%     7/1/2019 (1)         2,105     2,069
Rutgers State Univ. NJ                                          5.00%     5/1/2023 (3)         3,000     2,684
Rutgers State Univ. NJ                                         5.125%     5/1/2020 (3)         3,835     3,527
South Brunswick Township NJ Board of Educ. GO                   5.25%     8/1/2020 (3)         3,535     3,302
South Brunswick Township NJ Board of Educ. GO                   5.25%     8/1/2022 (3)         4,630     4,311
South Brunswick Township NJ Board of Educ. GO                   5.50%     8/1/2024 (3)         2,500     2,399
South Brunswick Township NJ Board of Educ. GO                   6.40%     8/1/2005 (3)(Prere.) 2,205     2,389
South Brunswick Township NJ Board of Educ. GO                   6.40%     8/1/2005 (3)(Prere.) 2,315     2,509
South Jersey Transp. Auth. NJ Transp. System Rev.               5.00%    11/1/2029 (2)        13,850    12,160
South Jersey Transp. Auth. NJ Transp. System Rev.               5.25%    11/1/2012 (2)         2,000     1,985
South Jersey Transp. Auth. NJ Transp. System Rev.               5.25%    11/1/2013 (2)         4,000     3,930
South Jersey Transp. Auth. NJ Transp. System Rev.               5.25%    11/1/2014 (2)         4,375     4,256
South Jersey Transp. Auth. NJ Transp. System Rev.               5.90%    11/1/2002 (1)(Prere.  1,965     2,081
South Jersey Transp. Auth. NJ Transp. System Rev.               5.90%    11/1/2002 (1)(Prere.) 1,455     1,541
South Jersey Transp. Auth. NJ Transp. System Rev.               5.90%    11/1/2006 (1)         1,470     1,539
South Jersey Transp. Auth. NJ Transp. System Rev.               5.90%    11/1/2007 (1)         1,090     1,137
South Jersey Transp. Auth. NJ Transp. System Rev.               6.00%    11/1/2002 (1)(Prere.) 3,005     3,190
South Jersey Transp. Auth. NJ Transp. System Rev.               6.00%     1/1/2012 (1)         2,245     2,340
Stafford NJ Muni. Util. Auth. Water & Sewer Rev.                5.50%     6/1/2011 (3)         3,100     3,201
Sussex County NJ Muni. Util. Auth. Solid Waste Rev.             5.75%     2/1/2009 (1)        19,820    20,409
Sussex County NJ Muni. Util. Auth. Waste Water Rev.             5.25%    12/1/2008 (1)         1,150     1,165
Union County NJ Improvement Auth. Rev.
 (Plainfield Board of Educ.)                                    5.80%     8/1/2020 (3)         4,000     4,268
Union County NJ Utilities Auth. Ogden Martin Rev.               5.25%     6/1/2006 (2)         5,375     5,491

--------------------------------------------------------------------------------------------------------------
                                                                                                FACE    MARKET
                                                                          MATURITY            AMOUNT    VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                        COUPON         DATE              (000)    (000)
--------------------------------------------------------------------------------------------------------------
Union County NJ Utilities Auth. Ogden Martin Rev.              5.375%     6/1/2011 (2)         8,375     8,438
Union County NJ Utilities Auth. Ogden Martin Rev.              5.375%     6/1/2012 (2)         8,995     8,991
Union County NJ Utilities Auth. Ogden Martin Rev.              5.375%     6/1/2013 (2)         9,445     9,351
Vernon Township NJ School Dist.                                 5.25%    12/1/2014 (3) +       1,200     1,172
Vernon Township NJ School Dist.                                 5.30%    12/1/2015 (3) +       1,200     1,165
Vernon Township NJ School Dist.                                5.375%    12/1/2016 (3) +       1,200     1,166
Vernon Township NJ School Dist.                                5.375%    12/1/2017 (3) +       1,200     1,158
Vernon Township NJ School Dist.                                5.375%    12/1/2018 (3) +       1,200     1,150
West Orange NJ Board of Educ. COP                              5.625%    10/1/2019 (1) +       2,500     2,452
West Orange NJ Board of Educ. COP                              5.625%    10/1/2029 (1) +       2,000     1,931
West Orange NJ Board of Educ. COP                               6.00%    10/1/2024 (1) +       1,000     1,013
OUTSIDE NEW JERSEY:
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.     5.125%    11/1/2011 (2)         3,400     3,383
Puerto Rico Electric Power Auth. Power Rev.                     5.25%     7/1/2017 (1)         3,200     3,062
Puerto Rico GO                                                  5.00%     7/1/2018 (1)        11,500    10,535
Puerto Rico GO                                                  5.00%     7/1/2024 (1)         2,910     2,583
Puerto Rico Govt. Dev. Bank VRDO                                3.60%    12/8/1999 (1)        13,600    13,600
Puerto Rico Infrastrusture Finance Auth. Special Tax Rev.       5.00%     7/1/2021 (2)         8,000     7,181
Puerto Rico Infrastrusture Finance Auth. Special Tax Rev.       5.00%     7/1/2028 (2)        12,600    11,047
Puerto Rico Public Building Auth. Rev.                          0.00%     7/1/2002 (3)         4,000     3,577
                                                                                                    ----------
                                                                                                       989,935
                                                                                                    ----------
SECONDARY MARKET INSURED (7.7%)
Atlantic County NJ Util. Auth. Sewer Rev.                      6.875%     1/1/2012 (2)(ETM)    3,000     3,310
New Jersey Building Auth. Rev.                                  5.00%    6/15/2012 (4)        10,000     9,736
New Jersey Highway Auth. Rev. (Garden State Parkway)            6.00%     1/1/2016 (2)         5,000     5,035
New Jersey Highway Auth. Rev. (Garden State Parkway)            6.20%     1/1/2010 (2)        20,000    21,668
New Jersey Sports & Exposition Auth. Rev.                       6.50%     3/1/2013 (1)        10,000    11,082
New Jersey Turnpike Auth. Rev.                                  6.50%     1/1/2016 (1)        23,270    25,533
Port Auth. of New York & New Jersey Rev.                       5.375%    7/15/2022 (3)         5,000     4,698
Port Auth. of New York & New Jersey Rev.                       6.875%     1/1/2025 (2)         3,200     3,239
Univ. of Medicine & Dentistry NJ Rev.                           6.50%    12/1/2012 (1)         4,000     4,483
                                                                                                    ----------
                                                                                                        88,784
                                                                                                    ----------
NONINSURED (6.0%)
Burlington County NJ Bridge Comm. Rev.                          5.30%    10/1/2013             9,500     9,422
Cherry Hill Township NJ GO                                      6.30%     6/1/2012             3,745     3,953
Mercer County NJ Improvement Auth. Library System Rev.          6.00%    12/1/2003 (Prere.)    1,000     1,070
Mercer County NJ Improvement Auth. Solid Waste Rev.            5.375%    9/15/2012            11,120    11,148
Mercer County NJ Improvement Auth. Special Services
School Dist. Rev.                                               5.75%   12/15/2008             1,165     1,228
Mercer County NJ Improvement Auth. Special Services
School Dist. Rev.                                               5.95%   12/15/2012             4,895     5,220
Monmouth County NJ Improvement Auth. (Correctional Fac.)        6.40%     8/1/2001(Prere.)     1,850     1,948
New Jersey Econ. Dev. Auth. VRDO (Hoffman-La Roche Project)     3.85%    12/2/1999               700       700
New Jersey Econ. Dev. Auth. VRDO (Russell Berrie)               3.65%    12/8/1999             3,000     3,000
New Jersey Environmental Infrastructure Trust Waste Water Rev.  5.00%     9/1/2009             1,955     1,950
New Jersey GO                                                   5.00%     3/1/2011             7,875     7,748
New Jersey Transp. Trust Fund Auth. Rev.                        5.75%    6/15/2020             5,000     4,988
Ocean County NJ Util. Auth. Waste Water Rev.                    6.30%     1/1/2013             2,215     2,387
Ocean County NJ Util. Auth. Waste Water Rev.                    6.35%     1/1/2014             2,360     2,548
Ocean County NJ Util. Auth. Waste Water Rev.                    6.35%     1/1/2015             2,515     2,716
Port Auth of New York & New Jersey Rev. VRDO                    3.65%    12/2/1999             5,900     5,900
Rutgers State Univ. NJ GO                                       6.40%     5/1/2013             3,000     3,279

                                                                                                    ----------
                                                                                                        69,205
                                                                                                    ----------
--------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $1,140,374)                                                                                  1,147,924
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
                                                                                                        VALUE*
                                                                                                         (000)
--------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
--------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                    22,749
Liabilities                                                                                            (15,781)
                                                                                                    ----------
                                                                                                         6,968
--------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------
Applicable to 103,167,793 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                         $1,154,892
==============================================================================================================
NET ASSET VALUE PER SHARE                                                                               $11.19

==============================================================================================================
*See Note A in Notes to Financial Statements.
+Security  purchased on a when-issued  or delayed  delivery  basis for which the fund has not taken  delivery as of November 30, 1999.  For key to  abbreviations and other references, see below.
--------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------
                                                                                              AMOUNT       PER
                                                                                               (000)     SHARE
--------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                           $1,150,168    $11.15
Undistributed Net Investment Income                                                               --        --
Overdistributed Net Realized Gains--Note E                                                    (2,826)     (.03)
Unrealized Appreciation--Note F                                                                7,550       .07
==============================================================================================================
NET ASSETS                                                                                $1,154,892    $11.19
==============================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TAN--Tax Anticipation Note.
TRAN--Tax Revenue Anticipation Note.
TOB--Tender Option Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.

(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).

The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

------------------------------------------------------------------------------------------
                                                                                NEW JERSEY
                                                                 NEW JERSEY        INSURED
                                                                 TAX-EXEMPT      LONG-TERM
                                                               MONEY MARKET     TAX-EXEMPT
                                                                       FUND           FUND
                                                              ----------------------------
                                                              YEAR ENDED NOVEMBER 30, 1999
                                                              ----------------------------
                                                                      (000)          (000)
------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                           36,969        $60,994
                                                              ----------------------------
      Total Income                                                   36,969         60,994
Expenses
   The Vanguard Group--Note B
      Investment Advisory Services                                      152            145
      Management and Administrative                                   1,958          1,884
      Marketing and Distribution                                        282            192
   Custodian Fees                                                        15             12
   Auditing Fees                                                          8              8
   Shareholders' Reports                                                 14             15
   Trustees' Fees and Expenses                                            2              2
                                                              ----------------------------
      Total Expenses                                                  2,431          2,258
      Expenses Paid Indirectly--Note C                                  (15)           (53)
                                                              ----------------------------
      Net Expenses                                                    2,416          2,205
------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                34,553          58,78
------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                            15         (3,053)
   Futures Contracts                                                     --          3,245
------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                        15          192
------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                 --        (76,141)
   Futures Contracts                                                     --            901

------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          --      (75,240)
==========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $34,568     $(16,259)
==========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------
                                                              NEW JERSEY                   NEW JERSEY
                                                              TAX-EXEMPT                INSURED LONG-TERM
                                                           MONEY MARKET FUND             TAX-EXEMPT FUND
                                                           -----------------            -----------------
                                                                       YEAR ENDED NOVEMBER 30,
                                                           ----------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                          1999              1998         1999        1998
                                                         (000)             (000)        (000)       (000)
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                34,553            34,309       58,789      51,650
   Realized Net Gain                                        15                --          192       4,004
   Change in Unrealized Appreciation (Depreciation)         --                --      (75,240)     19,589
---------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Net Assets
         Resulting from Operations                      34,568            34,309      (16,259)     75,243
                                                    -----------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                               (34,553)          (34,309)     (58,789)    (51,650)
   Realized Capital Gain                                    --                --       (4,837)       (888)
                                                    -----------------------------------------------------
      Total Distributions                              (34,553)          (34,309)     (63,626)    (52,538)
                                                    -----------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
   Issued                                            1,136,944         1,071,133      306,834     267,869
   Issued in Lieu of Cash Distributions                 32,995            32,698       48,412      39,729
   Redeemed                                         (1,086,203)         (940,847)    (232,335)   (158,702)
---------------------------------------------------------------------------------------------------------
      Net Increase from Capital Share Transactions      83,736           162,984      122,911     148,896
---------------------------------------------------------------------------------------------------------
   Total Increase                                       83,751           162,984       43,026     171,601
---------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                 1,179,271         1,016,287    1,111,866     940,265
                                                    -----------------------------------------------------
   End of Year                                      $1,263,022        $1,179,271   $1,154,892  $1,111,866
=========================================================================================================
1Shares Issued (Redeemed)
   Issued                                            1,136,944         1,071,133       26,241      22,569
   Issued in Lieu of Cash Distributions                 32,995            32,698        4,163       3,344
   Redeemed                                         (1,086,203)         (940,847)     (20,010)    (13,384)
                                                    -----------------------------------------------------
      Net Increase in Shares Outstanding                83,736           162,984       10,394      12,529
=========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

--------------------------------------------------------------------------------------------------
                                                         NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
                                                                  YEAR ENDED NOVEMBER 30,
                                                        ------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR            1999      1998      1997     1996     1995
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                     $1.00     $1.00    $1.00     $1.00    $1.00
--------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                .028      .031      .033     .032     .035
   Net Realized and Unrealized Gain (Loss)
     on Investments                                       --        --        --       --       --
                                                        ------------------------------------------
      Total from Investment Operations                  .028      .031      .033     .032     .035
                                                        ------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                (.028)    (.031)    (.033)   (.032)   (.035)
   Distributions from Realized Capital Gains              --        --        --       --       --
                                                        ------------------------------------------
      Total Distributions                              (.028)    (.031)    (.033)   (.032)   (.035)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $1.00     $1.00     $1.00    $1.00    $1.00
==================================================================================================
TOTAL RETURN                                            2.86%     3.18%     3.32%    3.22%    3.60%
==================================================================================================
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                 $1,263    $1,179    $1,016     $918     $859
   Ratio of Total Expenses to Average Net Assets        0.20%     0.20%     0.20%    0.20%    0.21%
   Ratio of Net Investment Income to Average
    Net Assets                                          2.82%     3.12%     3.27%    3.17%    3.53%
==================================================================================================

--------------------------------------------------------------------------------------------------
                                                      NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND
                                                                  YEAR ENDED NOVEMBER 30,
--------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR            1999      1998      1997     1996     1995
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $11.98    $11.72    $11.64   $11.78   $10.40
--------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                .590      .599      .608     .616     .623
   Net Realized and Unrealized Gain (Loss)
    on Investments                                     (.738)     .271      .112    (.082)   1.380
                                                     ---------------------------------------------
      Total from Investment Operations                 (.148)     .870      .720     .534    2.00
                                                     ---------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                (.590)    (.599)    (.608)   (.616)   (.623)
   Distributions from Realized Capital Gains           (.052)    (.011)    (.032)   (.058       --
                                                     ---------------------------------------------
      Total Distributions                              (.642)    (.610)    (.640)   (.674)   (.623)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                          $11.19    $11.98    $11.72   $11.64   $11.78
==================================================================================================
TOTAL RETURN                                           -1.31%     7.59%     6.40%    4.75%   19.66%
==================================================================================================
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                 $1,155    $1,112      $940     $849     $796
   Ratio of Total Expenses to Average Net Assets        0.19%     0.20      0.18%    0.20%    0.21%
   Ratio of Net Investment Income to
    Average Net Assets                                  5.06%     5.04%     5.26%    5.35%    5.50%
  Portfolio Turnover Rate                                 11%       14%       13%      11%       7%
==================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard New Jersey Tax-Exempt Funds comprise the New Jersey Tax-Exempt Money Market Fund and the New Jersey Insured Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New Jersey.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3.  FUTURES  CONTRACTS:  The  Insured  Long-Term  Tax-Exempt  Fund  may use
Municipal  Bond Index,  U.S.  Treasury  Bond,  and U.S.  Treasury  Note  futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Dividends from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution SERVICES. THE COSTS OF SUCH SERVICES ARE ALLOCATED TO EACH FUND UNDER METHODS APPROVED BY THE BOARD OF Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                              CAPITAL CONTRIBUTION   PERCENTAGE    PERCENTAGE OF
                               TO VANGUARD             OF FUND       VANGUARD'S
NEW JERSEY TAX-EXEMPT FUND       (000)               NET ASSETS   CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                     $260                   0.02%         0.3%
Insured Long-Term                 240                   0.02          0.2
--------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 1999, these arrangements reduced expenses by:

--------------------------------------------------------------------------------
                                                      EXPENSE REDUCTION
                                                           (000)
                                          --------------------------------------
                                           MANAGEMENT AND              CUSTODIAN
NEW JERSEY TAX-EXEMPT FUND                  ADMINISTRATIVE                FEES
--------------------------------------------------------------------------------
Money Market                                      --                      $15
Insured Long-Term                                $41                       12
--------------------------------------------------------------------------------

D. During the year ended November 30, 1999, the Insured Long-Term Tax-Exempt Fund purchased $203,648,000 of investment securities and sold $125,913,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $2,044,000 through November 30, 1999, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). At November 30, 1999, the fund had available capital losses of $782,000 to offset future net capital gains through November 30, 2007.

F. At November 30, 1999, net unrealized appreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $5,506,000, consisting of unrealized gains of $32,815,000 on securities that had risen in value since their purchase and $27,309,000 on securities that had fallen in value since their purchase (see Note E).

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard New Jersey Tax-Exempt Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard New Jersey Tax-Exempt Money Market Fund and Vanguard New Jersey Insured Long-Term Tax-Exempt Fund (constituting Vanguard New Jersey Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 2000

--------------------------------------------------------------------------------
SPECIAL 1999 TAX  INFORMATION  (UNAUDITED)
FOR  VANGUARD NEW JERSEY  TAX-EXEMPT FUNDS

This information for the fiscal year ended November 30, 1999, is included pursuant to provisions of the Internal Revenue Code.

     The Insured Long-Term Tax-Exempt Fund distributed $4,837,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1998, all of which is designated as a 20% rate gain distribution.

     Each fund designates 100% of its income dividends as exempt-interest dividends.
--------------------------------------------------------------------------------
                                       31

THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
-----------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging  Markets Stock Index Fund
Energy Fund Equity Income Fund
European Stock Index Fund
Explorer Fund
Extended Market Index Fund*
Global Equity Fund Gold and
 Precious  Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional  Index Fund*
International  Growth Fund
International  Value Fund
Mid-Cap  Index Fund*
Morgan  Growth Fund
Pacific  Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap  Value  Index  Fund*
Tax-Managed  Capital  Appreciation  Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed  International Fund*
Tax-Managed Small-Cap  Fund*
Total  International  Stock Index Fund
Total Stock Market Index Fund*
U.S.  Growth Fund
Utilities  Income Fund
Value Index Fund*
Windsor  Fund
Windsor II Fund

BALANCED FUNDS
-----------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund

BOND FUNDS
-----------------------------------------
Admiral Intermediate-Term  Treasury Fund
Admiral Long-Term Treasury Fund
Admiral Short-Term  Treasury  Fund
GNMA  Fund
High-Yield   Corporate  Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term  Bond Index Fund
Intermediate-Term   Corporate  Fund
Intermediate-Term   Tax-Exempt  Fund
Intermediate-Term  Treasury Fund
Limited-Term  Tax-Exempt  Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term  Corporate Fund*
Short-Term  Federal Fund
Short-Term  Tax-Exempt  Fund
Short-Term  Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts,
 New Jersey,  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*







MONEY MARKET FUNDS
-----------------------------------------
Admiral Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
(California, New Jersey, New York, Ohio,
 Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
-----------------------------------------
Balanced  Portfolio
Diversified  Value Portfolio
Equity Income Portfolio
Equity Index  Portfolio
Growth  Portfolio
High-Grade  Bond  Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT  Index  Portfolio
Short-Term  Corporate  Portfolio
Small  Company  Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

   The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

   Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

         The  list  below  provides  a  brief   description  of  each  Trustee's
professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

--------------------------------------------------------------------------------

TRUSTEES

JOHN C. BOGLE (1967) Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN (1987) Chairman of   the  Board, Chief  Executive  Officer,  and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O.  WELCH,  JR.  (1971)   Retired  Chairman of   Nabisco   Brands,   Inc.;
retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman  of  Rohm &   Haas Co.;   Director of
Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J.  KLAPINSKY     Secretary;  Managing  Director  and  Secretary  of The
Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS   Treasurer;  Principal of The Vanguard Group, Inc.; Treasurer
of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON   Legal Department.
ROBERT A. DISTEFANO   Information Technology.
JAMES H. GATELY   Individual Investor Group.
KATHLEEN C. GUBANICH   Human Resources.
IAN A. MACKINNON   Fixed Income Group.
F. WILLIAM MCNABB, III   Institutional Investor Group.
MICHAEL S. MILLER   Planning and Development.
RALPH K. PACKARD   Chief Financial Officer.
GEORGE U. SAUTER   Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q140-01/27/2000
(C) 2000 The Vanguard Group, Inc.

All rights reserved.
Vanguard Marketing
Corporation, Distributor.